EXHIBIT 10.7

                        FIRST AMENDMENT TO LOAN AGREEMENT

         THIS FIRST AMENDMENT TO LOAN AGREEMENT is made and entered into as of the 29th day of May, 1998, by and between STREICHER MOBILE FUELING, INC., A Florida corporation, STREICHER REALTY, INC., a Florida corporation, and STREICHER WEST, INC., a California corporation (hereinafter collectively referred to as "Borrower"), and BANKATLANTIC, a Federal Savings Bank (hereinafter referred to as "Lender").

                                   WITNESSETH:

         WHEREAS, the Borrower and the Lender previously entered into that certain Loan Agreement dated as of December 30, 1997 (the "Loan Agreement");

         WHEREAS, the Borrower has requested, and Lender has agreed, to modify certain financial and other covenants, subject the terms and conditions contained herein and in the Loan Agreement; and

         WHEREAS, the parties hereto wish to amend the Loan Agreement as provided herein.

         NOW, THEREFORE, for and in consideration of the sum of Ten and 00/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the loans or extensions of credit heretofore, now or hereafter made or to be made for the benefit of the Borrower by the Lender, the parties do hereby agree as follows:

         1. The Borrower and the Lender agree that the recitals set forth above are true, correct, and complete, and are hereby incorporated herein.

         2. All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement.

         3. Subparagraph (C) of Section 2.4 of the Loan Agreement is hereby amended and restated so that, from and after the date hereof, it shall read in its entirety as follows:

                  (C) The Security and Cash Collateral Account Agreement, in form and substance satisfactory to Lender and Lender's Counsel. It is acknowledged that on or before February 1, 1999, Borrower and Lender shall enter into a Security, Cash Collateral and Lockbox Agreement whereby and wherunder Borrower shall direct all account debtors to remit all payments to a lockbox to be maintained with and administered by Lender, with such collections to be deposited into the Cash Collateral Account, to be applied against the Loan facility balance.



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4. Section 8.4 of the Loan Agreement is hereby amended and restated so that, from and after the date hereof, it shall read in its entirely as follows:

                  8.4 The Borrower shall maintain the Cash Collateral Account, into which all payments and other proceeds of Receivables will be deposited by Borrower. It is acknowledged that on or before February 1, 1999, Borrower and Lender shall enter into a Security, Cash Collateral and Lockbox Agreement whereby and wherunder Borrower shall direct all acount debtors to remit all payments to a lockbox to be maintained with and administered by Lender, with such collections to be deposited into the Cash Collateral Account, to be applied against the Loan facility balance.

         5. Section 8.5 of the Loan Agreement is hereby amended and restated so tha, from and after the date hereof, it shall read in its entirety as follows:

                  8.5 The Borrower shall allow Lender to conduct audits of the Borrower's books and records (and to make copies and expracts therefrom), including an audit confirmation of accounts receivable balances and ownership interest in the inventory, assets and business properties of Borrower. The above set forth audits, examinations and inspections shall be conducted not less than one (1) time in each month in each fiscal year of Borrower. Said audits shall be performed at the sole cost and expense of Borrower. The current per diem for said audits is Four Hundred Twenty and 00/100 Dollars ($420.00) per day, plus expenses, subject to change at any time. The frequency of the foregoing audits may be adjusted by Lender at any time in Lender's sole discretion.

         6. Section 8.7 of the Loan Agreement is hereby amended and restated so tha, from and after the date hereof, it shall read in its entirety as follows:

                  8.7 Streicher Mobile shall maintain a debt to worth ratio of not more than 3.5 to to 1 through October 31, 1998, such ratio to be tested at the end of each quarter of each fiscal year of Streicher Mobile. The debt to worth ratio shall be adjusted at the end of each quarter in each fiscal year of Streicher Mobile therafter based upon Streicher Mobile's annual projections for the period in question.

         7. Section 8.23 of the Loan Agreement is herebyb amended and restated so that, from and after the dat hereof, it shall read in its entirety as follows:

                  8.23 Each Borrower shall maintain all of its business, company and depository accounts with Lender during the term of the Loan. Notwithstanding the foregoing, Borrower shall be entitled to maintain depository accounts with financial institutions other than Lender in connection with Borrower's operations in locations outside of the State of Florida. Additionally, Lender acknowledges that Borrower currently maintains an investment account with Paid Webber (the "Paine Webber Account"). Borrower shall be permitted to keep no more than Fifty Thousand Dollars ($50,000.00) in the Pain Webber Account at any time.

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         8. Borrower shall, within ten (10) days after the date of this First
Amendment, transfer all funds in excess of Fifty Thousand dollars ($50,000.00) in the Pain Webber Account to an account maintained with Lender.

         9. The following Section 8.34 is hereby added to the Loan Agreement, effective from and after the date hereof:

                  8.34 Borrower shall take all actions necessary to assure that Borrower's computer based systems are able to operate and effectively process data including dates on and after January 1, 2000. At the request of Lender, Borrower shall provide Lender assurance acceptable to Lender of Borrower's Year 2000 compatibility. Borrower hereby covenantc and agrees that all of Borrower's information systems, including without limitation all computer hardward and software, networks, databases, and all other electronic date storage, retrieval and computation hardward, software and devices of any kind (collectively, the "Information Systems"), have been updated and modified and/or will be updated and modified by such date as shall be determined by Lender in its sole and absolute discretion, to accommodate and conform to the Year 2000 date change, and are, and/or will be by such date as shall be determined by Lender in its sole and absolute discretion, in full compliance with any and all federal, state and local laws, regulations and ordinances relating to the same, whether now in effect, or hereafter enacted (collectively, the "Information System Laws").

                  Borrower hereby agrees, unconditionally, absolutely, and irrevocably, to indemnify, defend, and hold harmless Lender, its affiliates, successors, assigns, and the officers, directors, employees, and agents of Lender againsta and in respect of any loss, liability, cost, injury, expense, or damage of any and every kind whatsoever (including without limitaiton, court costs and attorneys' fees and expenses) which at any time or from time to time may be suffered or incurred, directly or indirectly, in connection with, modify its Informaiton Systems to accommodate and conform to the Year 2000 date change and/or fully comply with all Information System Laws including, without limitation, any losses, liabilities, damages, injuries, costs, expenses, or claims asserted or arising under the Information System Laws, whether now know or unknown.

         10. Borrower represents and warrants to the Lender that (a) each Borrower have previously furnished Lender with true and correct copies of its Articles of Incorporation and Bylaws, and all amendments thereto through the date hereof, as in effect on the date hereof, and (b) the Board of Directors of each Borrower has approved this Amendment and the execution hereof by the undesigned officer of each Borrower.

         11. WAIVER AND RELEASE. AS A MATERIAL INDUCEMENT FOR THE LENDER TO EXECUTE THIS AGREEMENT, EACH BORROWER DOES HEREBY RELEASE, WAIVE, DISCHARGE, COVENANT NOT TO SUE, ACQUIT, SATISFY AND FOREVER DISCHARGE THE LENDER, ITS OFFICERS, DIRECTORS EMPLOYEES, ATTORNEYS AND AGENTS AND ITS AFFILIATES AND ASSIGNS FROM ANY AND DEMAND WHATSOEVER IN LAW OR IN EQUITY WHICH EACH BORROWER EVER HAD, NOW HAS, OR WHICH ANY PERSONAL REPRESENTATIVE, SUCCESSOR, HEIR OR ASSIGN OF EACH BORROWER HEREAFTER CAN, SHALL OR MAY HAVE AGAINST THE LENDER, ITS OFFICERS, DIRECTORS, EMPLOYEES, ATTORNEYS AND AGENTS, AND ITS AFFILIATES AND

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ASSIGNS, FOR, UPON OR BY REASON OF ANY MATTER, CAUSE OR THING WHATSOEVER,
THROUGHOUT THE DATE HEREOF. EACH BORROWER FURTHER EXPRESSLY COVENANTS WITH AND WARRANTS UNTO THE LENDER AND ITS AFFILIATES AND ASSIGNS, THAT THERE EXIST NO CLAIMS, COUNTERCLAIMS, DEFENSES, OBJECTIONS, OFFSETS OR CLAIMS OR OFFSET AGAINST THE LENDER OR THE OBLIGATION OF EACH BORROWER TO PAY THE LENDER ALL AMOUNTS OWNING UNDER THE NOTE, THE OVERADVANCE NOTE, THE LOAN AGREEMENT AND ALL ASSOCIATED LOAN DOCUMENTS AS AND WHEN THE SAME BECOME DUE AND PAYABLE.

         12. REAFFIRMATION BY BORROWER. THE BORROWER ACKNOWLEDGES AND REAFFIRMS THAT ALL WARRANTIES, REPRESENTATIONS, AFFIRMATIVE COVENANTS AND NEGATIVE COVENANTS SET FORTH IN THE LOAN AGREEMENT REMAIN IN FULL FORCE AND EFFECT ON THE DATE HEREOF AS IF MADE ON THE DATE HEREOF.

         13. AMENDED AGREEMENT. THIS AGREEMENT AMENDS THE LOAN AGREEMENT, AND THE BORROWER ACKNOWLEDGES AND AGREES THAT THE SECURITY INTEREST, RIGHTS DUTIES, AND OBLIGATIONS OF THE BORROWER AND THE LENDER CREATED BY THE LOAN AGREEMENT ARE NOT EXTINGUISHED, BUT ARE REAFFIRMED AND REMAIN IN FULL FORCE AND EFFECT AS PROVIDED IN THE LOAN AGREEMENT. IN THE EVENT OF ANY CONFLICT BETWEEN THE TERMS AND PROVISIONS OF THE LOAN AGREEMENT AND THE TERMS AND PROVISIONS OF THIS AMENDMENT, THE TERMS AND PROVISIONS OF THIS AMENDMENT SHALL CONTROL AND PREVAIL.

                            INTENTIONALLY LEFT BLANK

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         WAIVER OF JURY TRIAL. THE PARTIES DO HEREBY MUTUALLY, KNOWINGLY AND
WILLINGLY WAIVE THEIR RIGHT TO A TRIAL BY JURY OF ANY AND ALL CLAIMS MADE AMONG THEM, WHETHER NOW EXISTING OR ARISING IN THE FUTURE, INCLUDING, WITHOUT LIMITATION, ANY AND ALL CLAIMS DEFENSES, COUNTERCLAIMS, CROSS-CLAIMS, THIRD PARTY CLAIMS AND INTERVENOR'S CLAIMS, WHETHER ARISING FROM OR RELATED TO THE NEGOTIATION, EXECUTION AND PERFORMANCE OF THE TRANSACTIONS TO WHICH THE LOAN AGREEMENT AND THE LOAN DOCUMENTS RELATE.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

Signed, Sealed and delivered in        BORROWER:
the presence of:

                                       STREICHER MOBILE FUELING, INC., a Florida corporation

 /S/ DYANE PERRIN                      By: /S/   WALTER B. BARRETT
                                             WALTER B. BARRETT,
                                             Vice President of Finance

 /S/ SUSAN VARON                                                (Corporate Seal)


                                       STREICHER REALTY, INC.,
                                       a Florida corporation

 /S/ DYANE PERRIN                      By: /S/   WALTER B. BARRETT
 /S/ SUSAN VARON                             WALTER B. BARRETT,
                                             Vice President of Finance

                                                                (Corporate Seal)


                                       STREICHER WEST, INC.,
                                       a Florida corporation

 /S/ DYANE PERRIN                      By: /S/   WALTER B. BARRETT
 /S/ SUSAN VARON                           WALTER B. BARRETT,
                                           Vice President of Finance

                                                                (Corporate Seal)

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